UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

July 17, 2020

Date of Report (Date of earliest event reported)

SYNAPTICS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-49602	77-0118518
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1251 McKay Drive

San Jose, California 95131

(Address of Principal Executive Offices) (Zip Code)

(408) 904-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SYNA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On July 17, 2020, Synaptics Incorporated (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Falcon Merger Sub, Inc., a Washington corporation and a wholly owned subsidiary of the Company (“Merger Sub”), DisplayLink Corporation, a Washington corporation (“DisplayLink”), certain holders of equity securities of DisplayLink that become parties to the Merger Agreement by execution of a Joinder Agreement (the “Sellers“) and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative, agent and attorney-in-fact for the Sellers. Pursuant to the Merger Agreement, Merger Sub will be merged with and into DisplayLink (the “Merger”) at the effective time of the Merger (the “Effective Time”) and DisplayLink will continue as the surviving entity of the Merger following the Effective Time (the “Surviving Corporation”). The aggregate merger consideration will equal $305 million, subject to (i) an increase for DisplayLink’s estimated cash and cash equivalents at the closing of the Merger (the “Closing”), (ii) a decrease for DisplayLink’s estimated indebtedness outstanding immediately prior to the Closing, (iii) a decrease for the unpaid portion as of the Closing of certain transaction expenses incurred by DisplayLink, and (iv) an increase or decrease equal to the amount that the estimated working capital of DisplayLink exceeds or falls short, respectively, of a certain specified target working capital set forth in the Merger Agreement. Such aggregate merger consideration is further subject to a final, post-closing purchase price adjustment, which adjustment is supported by a purchase price adjustment escrow fund.

At the Effective Time, each share of (i) capital stock of DisplayLink (other than shares of Series D-2 Preferred Stock of DisplayLink), other than shares held by DisplayLink in its treasury, by its subsidiaries or by the Company or Merger Sub immediately prior to the Effective Time, or shares held by stockholders of DisplayLink that have validly exercised their appraisal rights in accordance with applicable law (the “Excluded Shares”), will be canceled, extinguished and automatically converted into the right to receive the Common Per Share Amount (as defined in the Merger Agreement), and (ii) Series D-2 Preferred Stock of DisplayLink, other than Excluded Shares, will be canceled, extinguished and automatically converted into the right to receive the Series D-2 Per Share Amount (as defined in the Merger Agreement). Each outstanding DisplayLink Eligible Option (as defined in the Merger Agreement) will be canceled at the Effective Time for consideration pursuant to the Merger Agreement.

The transaction is expected to close in the Company’s first fiscal quarter of 2021, subject to satisfaction of certain closing conditions. Each party’s obligation to consummate the transaction pursuant to the Merger Agreement is subject to a number of conditions as set forth therein, including, among others (i) the accuracy of the representations and warranties of the parties (subject, in certain cases, materiality qualifiers), (ii) performance in all material respects by each of the parties of its obligations and covenants, (iii) procurement of certain specified third-party consents, and (iv) absence of any material adverse effect. The Merger Agreement also contains certain termination rights for both the Company and DisplayLink.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is expected to be filed with the Company’s next quarterly report in accordance with the rules and regulations of the Securities and Exchange Commission.

Subject to the terms of the Merger Agreement, the representations and warranties set forth in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement and the Merger Agreement (i) should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate, (ii) may have been qualified in the Merger Agreement by disclosures that were made to the other parties in accordance with the Merger Agreement, (iii) may apply contractual standards of “materiality” that are different from “materiality” under applicable securities laws, and (iv) were made only as of the dates set specified in the Merger Agreement.

Item 7.01 Regulation FD Disclosure.

On July 20, 2020, the Company issued a press release regarding the entry into the Merger Agreement. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release from Synaptics Incorporate dated July 20, 2020, titled “Synaptics to Acquire DisplayLink, Extending Video Interface Market Leadership”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include, without limitation, statements about the proposed divestment by the Company of the Business and expectations regarding the completion thereof. Forward-looking statements involve uncertainties, risks, assumptions and contingencies, many of which are outside the Company’s control that may cause actual results to differ materially from those described in or implied by any forward-looking statements. All forward-looking statements are based on currently available information and speak only as of the date on which they are made. The Company assumes no obligation to update any forward-looking statement made in this Current Report that becomes untrue because of subsequent events, new information or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws. For a further discussion of factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended June 29, 2019 and other risks described in documents filed by the Company from time to time with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

Synaptics Incorporated

/s/ John McFarland
John McFarland
Senior Vice President, General Counsel and Corporate Secretary

July 20, 2020